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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): December 18, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                    1-11152                   23-1882087
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                   19406-1409
    (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.
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(a)      Samsung Award Update.
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         On December 18, 2007, Samsung Electronics Co., Ltd. ("Samsung") filed an appeal with the United States Court of Appeals for the Second Circuit and posted an appeal bond, in the amount of approximately $166.7 million, with the United States District Court in the Southern District of New York ("New York District Court"). The appeal and posting of the appeal bond arise from the Order of Judgment in the amount of $150.25 million entered by the New York District Court on December 10, 2007, which confirmed the enforcement of an August 2006 arbitral award against Samsung in its entirety. By posting the appeal bond, Samsung has stayed execution of the Order of Judgment pending the appeal.

(b)      Nokia UK II Litigation Update.
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         On December 21, 2007, InterDigital, Inc. ("InterDigital") issued a press release announcing that the English High Court had issued a judgment in the proceeding involving InterDigital's subsidiary, InterDigital Technology Corporation, and Nokia Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.
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(c)      Exhibits.
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99.1     InterDigital, Inc. press release dated December 21, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERDIGITAL, INC.


                               By: /s/ Lawrence F. Shay
                                   --------------------------------------
                                   Lawrence F. Shay
                                   Chief Legal Officer and Government Affairs



Date:    December 21, 2007

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                                  EXHIBIT INDEX



Exhibit  No.                                  Description
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99.1                   InterDigital, Inc. press release dated December 21, 2007.